SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                            December 31, 1996

                      INDEPENDENCE HOLDING COMPANY
         (Exact Name of Registrant as Specified in its Charter)



   Delaware                  0-10306              58-1407235
(State or Other     (Commission File Number)    (IRS Employer
 Jurisdiction                                   Identification
 of Incorporation)                                    No.)

96 Cummings Point Road                              06902
Stamford CT 06902                                 (Zip Code)
(Address of Principal
 Executive Offices)


            Registrant's telephone number, including area code:
                             (203) 358-8000


                             Not Applicable
               (Former Name or Former Address, if Changed
                           Since Last Report)





The Exhibit Index is located on page 8 of this filing.

Item 2.     ACQUISITIONS OR DISPOSITIONS OF ASSETS.

      On December 31, 1996, Independence Holding Company ("IHC") effected the distribution (the "Distribution") of 100% of the shares of common stock, par value $.01 per share ("Zimmerman Common Stock"), of Zimmerman Sign Company, a Texas corporation ("Zimmerman"), held by IHC to holders of IHC's common stock, par value $1.00 per share ("IHC Common Stock"). Such shares of Zimmerman Common Stock were distributed by IHC to its shareholders of record as of the close of business on December 20, 1996 (the "Record Date") on the basis of one share of Zimmerman Common Stock for every five shares of IHC Common Stock. Holders of IHC Common Stock who otherwise would have been entitled to receive fractional shares of Zimmerman Common Stock, however, have received or will receive cash in lieu thereof from the proceeds of the sale of such shares by the distribution agent following the Distribution. No consideration was paid by IHC shareholders for the shares of Zimmerman Common Stock received in the Distribution. Immediately following the Distribution, IHC owned no shares of Zimmerman Common Stock. IHC and Zimmerman entered into a distribution agreement which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

                  (b)   Pro Forma Financial Information

                  Set forth hereunder is the pro forma financial information required to be furnished by IHC with respect to the transaction described in Item 2 above.

            UNAUDITED PRO FORMA FINANCIAL STATEMENTS
            ----------------------------------------
      Prior to the Distribution Date, Zimmerman had been operating as part of IHC. The following Unaudited Pro Forma Statement of Operations sets forth the historical Statement of Operations of IHC for the fiscal year ended December 31, 1995 and for the nine months ended September 30, 1996, and as adjusted for the Distribution and the related transactions and events described in the Notes to such Unaudited Pro Forma Statements of Operations as if the Distribution and such transactions and events had been consummated on January 1, 1995 and January 1, 1996, respectively. It should be noted that IHC's historical Statements of Operations reflect Zimmerman as discontinued operations for all periods presented. The following Unaudited Pro Forma Condensed Balance Sheet sets forth the historical Balance Sheet of IHC as of September 30, 1996, and as adjusted for the Distribution and the related transactions and events described in the Notes to

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

such Unaudited Pro Forma Balance Sheet as if the Distribution and such transactions and events had been consummated on September 30, 1996.

      Management believes that the assumptions used provide a reasonable basis on which to present such Unaudited Pro Forma Statements of Operations and Unaudited Pro Forma Balance Sheet (collectively referred to as the "Unaudited Pro Forma Financial Statements"). The Unaudited Pro Forma Financial Statements should be read in conjunction with IHC's historical Consolidated Financial Statements and Notes thereto contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996. The Unaudited Pro Forma Financial Statements are provided for informational purposes only and should not be construed to be indicative of IHC's results of operations or financial condition had the Distribution and the transactions and events described above been consummated on the dates assumed, and are not necessarily indicative of IHC's future results of operations or finanical condition.

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

               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                           SEPTEMBER 30, 1996



                                      Historical    Adjustments      Pro forma
                                      ----------    -----------     -----------
ASSETS:

 Cash and cash equivalents..........$  7,741,000  $ 18,470,000 (D) $ 16,211,000
                                                   (10,000,000)(E)
 Investments........................ 222,704,000                    222,704,000
 Trade accounts, notes and other
  receivables.......................   3,935,000                      3,935,000
 Deferred insurance acquisition
  costs.............................  11,052,000                     11,052,000
 Property, plant and equipment, net.   1,638,000                      1,638,000
 Due from reinsurers................  41,308,000                     41,308,000
 Due from brokers...................   6,518,000                      6,518,000
 Other assets.......................   7,933,000                      7,933,000
 Net assets of discontinued
  operations........................   8,719,000   (18,470,000)(D)       -
                                                     2,281,000 (F)
                                                     7,470,000 (G)
                                     -----------   -----------      -----------
    Total assets....................$311,548,000  $   (249,000)    $311,299,000
                                     ===========   ===========      ===========
LIABILITIES:

 Insurance liabilities..............$190,761,000                   $190,761,000
 Financial instruments sold, but not
  yet purchased.....................      66,000                         66,000
 Due to brokers.....................  15,723,000                     15,723,000
 Due to reinsurers..................   3,039,000                      3,039,000
 Accounts payable, accruals and other
  liabilities.......................  13,955,000   $ 2,500,000 (F)   16,455,000
 Income taxes, principally deferred.   3,655,000                      3,655,000
 Liabilities of business transferred                 7,470,000 (G)    7,470,000
 Long-term debt.....................  10,056,000   (10,000,000)(E)       56,000
                                     -----------    ----------      -----------
     Total liabilities.............. 237,255,000       (30,000)     237,225,000
                                     -----------    ----------      -----------
STOCKHOLDERS' EQUITY:

 Common stock.......................   7,432,000                      7,432,000
 Paid-in capital....................  76,240,000      (219,000)(F)   76,021,000
 Unrealized losses..................  (3,160,000)                    (3,160,000)
 Accumulated deficit................  (6,219,000)                    (6,219,000)
                                     -----------    ----------      -----------
     Total stockholders' equity.....  74,293,000      (219,000)      74,074,000
                                     -----------    ----------      -----------
     Total liabilities and
      stockholders' equity..........$311,548,000   $  (249,000)    $311,299,000
                                     ===========    ==========      ===========

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

          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               YEAR ENDED
                            DECEMBER 31, 1995



                             As Reported   Adjustments      Pro forma
                             -----------   -----------     -----------
Revenues:

 Insurance Premiums.........$56,401,000                    $56,401,000
 Net investment income...... 13,885,000   $   606,000 (C)   14,491,000
 Other income...............  1,141,000                      1,141,000
                             ----------    ----------       ----------
                             71,427,000       606,000       72,033,000
                             ----------    ----------       ----------
Expenses:
 Insurance related expenses. 41,243,000                     41,243,000
 Interest expense...........  1,101,000      (777,000)(B)      324,000
 Selling, general and
  administrative............ 24,311,000                     24,311,000
                             ----------    ----------       ----------
                             66,655,000      (777,000)      65,878,000
                             ----------    ----------       ----------
 Operating income before
  taxes.....................  4,772,000     1,383,000        6,155,000
 Income tax benefit......... (1,400,000)    1,252,000 (A)     (148,000)
                             ----------    ----------       ----------
 Income from continuing
  operations, net...........$ 6,172,000   $   131,000      $ 6,303,000
                             ==========    ==========       ==========
INCOME PER COMMON SHARE:

 Income from continuing
  operations................      $0.82                          $0.84
                             ==========                     ==========
WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING.........  7,489,000                      7,489,000
                             ==========                     ==========

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

           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                            NINE MONTHS ENDED
                           SEPTEMBER 30, 1996



                             As Reported   Adjustments     Pro forma
Revenues:                    -----------   -----------     ----------

 Insurance Premiums.........$50,632,000                   $50,632,000
 Net investment income...... 12,099,000   $  329,000 (C)   12,428,000
 Net realized and
  unrealized losses.........   (453,000)                     (453,000)
 Other income...............  3,154,000                     3,154,000
                             ----------    ---------       ----------
                             65,432,000      329,000       65,761,000
                             ----------    ---------       ----------
Expenses:
 Insurance related expenses. 39,585,000                    39,585,000
 Interest expense...........    657,000     (532,000)(B)      125,000
 Selling, general and
  administrative............ 20,971,000                    20,971,000
                             ----------    ---------       ----------
                             61,213,000     (532,000)      60,681,000
                             ----------    ---------       ----------
 Operating income before
  taxes.....................  4,219,000      861,000        5,080,000
 Income tax expense
  (benefit).................   (569,000)     973,000 (A)      404,000
                             ----------    ---------       ----------
 Income from continuing
  operations, net...........$ 4,788,000  $  (112,000)     $ 4,676,000
                             ==========    =========       ==========
INCOME PER COMMON SHARE:

 Income from continuing
  operations................      $0.64                         $0.62
                             ==========                    ==========
WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING.........  7,489,000                     7,489,000
                             ==========                    ==========

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

NOTES TO UNAUDITED PRO FORMA
CONDENSED FINANCIAL STATEMENTS

(A) Gives effect to the elimination of the tax benefit associated with the utilization of net operating loss carryforwards against Zimmerman's income combined with the effect of no taxes being provided on income attributable to footnotes B and C as the result of the utilization of net operating loss carryforwards.

(B) Gives effect to the reduction of actual interest expense for the repayment of $10,000,000 in long term debt. The average interest rate in effect for the year ended
      December 31, 1995 and the nine months ended September 30, 1996, was 7.77% and 7.09%, respectively.

(C) Assumes remaining cash, after the repayment of $10,000,000 of long term debt, from the $18,470,000 special cash dividend paid to a subsidiary of IHC by Zimmerman (the "Special Dividend") is invested in U.S. treasury securities at the rate of 7.15% and 5.16% as of January 1, 1995 and January 1, 1996, respectively.

(D)   Gives effect to the Special Dividend.

(E) Reflects the repayment by a subsidiary of IHC of all of its $10,000,000 of long-term debt at September 30, 1996 from the proceeds of the Special Dividend.

(F) Reflects the exchange of minority common stock holdings, which were included in net assets of discontinued operations, in a subsidiary of IHC for common stock of Zimmerman and preferred stock of such subsidiary.

(G) Gives effect to the distribution of Zimmerman common stock and the guaranty of subordinated debt of Zimmerman by a subsidiary of IHC. IHC will record a credit to stockholders' equity at such time as the guaranty is eliminated.

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

            (c)   EXHIBITS.

      99.1  Distribution Agreement dated as of November 26,
            1996 between Independence Holding Company and
            Zimmerman Sign Company.



                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 1997            INDEPENDENCE HOLDING COMPANY
                                   By:/s/ Roy T.K. Thung
                                       -----------------------
                                       Roy T.K. Thung
                                       Chief Financial Officer
                                       and Treasurer



                              EXHIBIT INDEX

      99.1  Distribution Agreement dated as of November 26,
            1996 between Independence Holding Company and
            Zimmerman Sign Company.



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